Proxy Statement Pursuant To Section 14(a)
                     Of The Securities Exchange Act Of 1934


Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]      Preliminary Proxy Statement
[ ] Confidential, Use of the Commission Only (as permitted by Rule 14a-6(e)(2))Proxy Statement
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-12

                            Altair International Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)




--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

         1)      Title of each class of securities to which transaction applies:
         2)      Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)      Proposed maximum aggregate value of transaction:
         5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

================================================================================

                            ALTAIR INTERNATIONAL INC.
                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
                                     U.S.A.

                         MANAGEMENT INFORMATION CIRCULAR
                               AND PROXY STATEMENT


Solicitation of Proxies
-----------------------

         THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE "INFORMATION CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR INTERNATIONAL INC. (THE "CORPORATION") OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING (THE "MEETING"). This Information Circular, the notice of Meeting attached hereto, the accompanying form of proxy and the annual report to shareholders of the Corporation for the year ended December 31, 2001 are first being mailed to the shareholders of the Corporation on or about May 8, 2002. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by email, by facsimile or by telephone by regular employees of the Corporation without additional compensation therefor. The cost of solicitation by management will be borne directly by the Corporation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Shares of the Corporation ("Common Shares") held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Appointment and Revocation of Proxies
-------------------------------------

         The persons named in the enclosed form of proxy are officers of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person's name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or delivered to the chairman on the day of the Meeting or adjournment thereof.

         A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by-law.

Voting of Proxies
-----------------

         UNLESS OTHERWISE INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE VOTED (I) TO ELECT MANAGEMENT'S FIVE NOMINEES FOR DIRECTOR, (II) TO APPOINT DELOITTE & TOUCHE LLP AS THE CORPORATION'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002,
(III) TO APPROVE THE PROPOSED REDOMESTICATION RESOLUTION, AND (IV) TO APPROVE THE NEW GENERAL BY-LAW. IF SO INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE WITHHELD FROM VOTING WITH RESPECT TO, OR VOTED AGAINST, ANY OR ALL OF THE FOUR MATTERS IDENTIFIED IN THE PRECEDING SENTENCE. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of Meeting, or other matters which may properly come before the Meeting. At the time of printing this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

Voting Securities
-----------------

         The authorized capital of the Corporation consists of an unlimited number of Common Shares. As of April 15, 2002, the Corporation had issued and outstanding 22,977,122 Common Shares.

         The Corporation shall make a list of all persons who are registered holders of Common Shares on May 1, 2002 (the "Record Date") and the number of Common Shares registered in the name of each person on that date. Each shareholder is entitled to one vote for each Common Share registered in his name as it appears on the list except to the extent that such shareholder has transferred any of his shares after the Record Date and the transferee of those shares produces properly endorsed share certificates or otherwise establishes that he owns the shares and demands, not later than ten days before the Meeting, that his name be included in the list. In such case the transferee is entitled to vote his shares at the Meeting.

         Two persons present in person and each entitled to vote at a meeting of shareholders is required for a quorum. An abstention will be counted as "represented" for the purpose of determining the presence or absence of a quorum. A broker non-vote, which is an indication by a broker that it does not have discretionary authority to vote on a particular matter, will not be treated as "represented" for quorum purposes.

         Under the Business Corporations Act (Ontario) (the "OBCA"), once a quorum is established, in connection with the election of directors, the five nominees receiving the highest number of votes will be elected. In order to approve each of the proposal in respect of the appointment of independent auditors and the proposal to adopt the new by-law, the votes cast in favour of such proposal must exceed the votes cast against. In order to approve the redomestication resolution, two-thirds of the votes cast must be cast in favor of the proposal. Abstentions and broker non-votes will not have the effect of being considered as votes cast against any of the matters considered at the Meeting.

Exchange Rate Information
-------------------------

         The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian dollars (CDN. $), as certified for customs purposes by the Federal Reserve Bank of New York. The following table sets forth, for each of the years indicated, the period end exchange rate, the average rate (i.e. the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the U.S. Dollar (U.S. $) in exchange for the Canadian Dollar (CDN. $) for the years indicated below, based on the noon buying rates.


      --------------------------------------------------------------------------------------------------------
                             Year Ended December 31,
      --------------------------------------------------------------------------------------------------------
                          2001           2000              1999               1998                1997
      --------------------------------------------------------------------------------------------------------
                       (Each U.S. Dollar Purchases the Following Number of Canadian Dollars)
      --------------------------------------------------------------------------------------------------------

          High           1.6023         1.5600            1.5302             1.5770              1.4398
      -------------- --------------- -------------- ------------------- ------------------ -------------------

           Low           1.4933         1.4350            1.4440             1.4075              1.3392
      -------------- --------------- -------------- ------------------- ------------------ -------------------

         Average         1.5519         1.4871            1.4827             1.4894              1.3849
      -------------- --------------- -------------- ------------------- ------------------ -------------------

        Year End         1.5925         1.4995            1.4440             1.5375              1.4288
      --------------------------------------------------------------------------------------------------------


                     PROPOSAL NO. 1 -- ELECTION OF DIRECTORS

         The Articles of Incorporation of the Corporation, as amended (the "Articles"), provide that the board of directors of the Corporation may consist of a minimum of three and a maximum of nine directors, to be elected annually. Each director will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the by-laws of the Corporation. By special resolution of the shareholders of the Corporation passed on June 27, 1988, the directors have been empowered to set the size of the board of directors of the Corporation. The OBCA provides that the directors may not, between meetings of shareholders, appoint an additional director if, after such appointment, the total number of directors would be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders. See "Proposal NO. 4 - Approval of New By-law" for a discussion of how the number of directors will be affected by the proposal to approval a new by-law.

         At the Meeting, shareholders of the Corporation will be asked to elect five directors (the "Nominees"). The following table provides the names of the Nominees and information concerning them. The persons in the enclosed form of proxy intend to vote for the election of the Nominees. Management does not contemplate that any of the Nominees will be unable to serve as a director. None of the Nominees or current directors or officers was selected pursuant to any arrangement or understanding between him and any other person.


-------------------------------------------------------------------------------------------------------------------

Name & Municipality of Residence   Office                 Period of Service as a       Number of Common Shares
                                                          Director                    Beneficially Owned or Over
                                                                                    Which Control is Exercised(1)
---------------------------------- ---------------------- ------------------------ ---------------------------------

William Long                       Chief Executive        Since 1988                        2,408,029 (2)
Cody, Wyoming                      Officer & Director
-------------------------------------------------------------------------------------------------------------------

James Golla                        Director               Since 1994                           55,000 (3)
Mississauga, Ontario
-------------------------------------------------------------------------------------------------------------------

George Hartman                     Director               Since 1997                           45,000 (4)
Lindsay, Ontario
-------------------------------------------------------------------------------------------------------------------

Robert Sheldon                     Director               Since 1997                           45,000 (5)
Half Moon Bay, British Columbia
-------------------------------------------------------------------------------------------------------------------

Edward Dickinson                   Chief Financial        First Time Nominee                  379,700 (6)
Reno, Nevada                       Officer and Nominee
-------------------------------------------------------------------------------------------------------------------

(1) The information as to Common Shares beneficially owned or over which they exercise control or direction not being within the knowledge of the Corporation has been furnished by the respective Nominees individually. Includes all Common Shares issuable pursuant to the exercise or conversion of options that are exercisable within 60 days.
(2) Includes 287,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long, and 125,000 Common Shares subject to warrants held by the MBRT Trust. Dr. Long disclaims any beneficial interest in such 412,500 Common Shares. Also includes 350,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1996 Plan and 150,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1998 Plan.
(3) Includes 20,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan and 35,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1998 Plan.
(4) Includes 45,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1998 Plan.
(5) Includes 45,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1998 Plan.

(6) Includes 250,000 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1996 Plan and 129,700 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1998 Plan.


         IF ANY OF THE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

         Set forth below is a description of each of the directors, nominees and executive officers of the Corporation and a key employee of the Corporation, including their principal occupations for the past five years:

Directors
---------

         William P. Long, 55, was President from 1998 until April 2002, at which time he was replaced as President and was appointed to the newly created office of Chief Executive Officer. Dr. Long has also been a director of the Corporation since 1988, and an officer and director of Fine Gold Recovery Systems, Inc.
("Fine Gold"), a wholly-owned subsidiary of the Corporation, since February 1996. Dr. Long has been an executive officer of Mineral Recovery Systems, Inc. ("MRS"), since its formation in April 1987 and is also a director. In addition, he is a director of Altair Nanomaterials, Inc., a wholly-owned subsidiary of MRS. From 1987 to 1988, Dr. Long was a mineral and energy consultant, providing various services to clients in the mining and energy industries, including arranging precious metal property acquisitions, supervising mineral evaluations, and providing market analyses. From 1980 to 1986, Dr. Long served as the Executive Vice President and Chief Financial Officer of Thermal Exploration Corporation. From 1974 to 1980, Dr. Long was employed by Amax Exploration, Inc. in various capacities, including Systems Engineer, Business Analyst and Business Manager. Dr. Long is affiliated with the American Institute of Chemical Engineers and the American Institute of Mining Engineers. He obtained a bachelors degree in Chemical and Petroleum Refining Engineering and a Ph.D. in Mineral Economics from the Colorado School of Mines in 1969 and 1974, respectively.

         James I. Golla, 69, has been a director of the Corporation since February, 1994. He also currently serves as a director of Apogee Minerals Ltd, European Gold Resources Inc. and Barton Bay Resources Inc. Mr. Golla was a journalist with the Globe and Mail, Canada's national newspaper, from 1954 until his retirement early in 1997.

         George E. Hartman, 53, was elected a director of the Corporation in March 1997. From 1995 until 1998, Mr. Hartman served as President of Planvest Pacific Financial Corp. ("Planvest Pacific"), a Vancouver-based financial planning firm with U.S. $1 billion of assets under management. Mr. Hartman also served on the board of directors of Planvest Capital Corp., the parent of Planvest Pacific. From 1998 until 2000, Mr. Hartman was Senior Vice President of Financial Concept Group until the firm's sale to Assante Corporation, a North American financial services industry consolidator. Mr. Hartman continues as President of Hartman & Company, Inc., a firm he founded in 1991 which provides consulting services to the financial services industry. Mr. Hartman is the author of Risk is a Four-Letter Word--The Asset Allocation Approach to Investing, a Canadian best-seller published in 1992, and is the author of its sequel, Risk is STILL a Four Letter Word, released in 2000.

         Robert Sheldon, 79, has been a director of the Corporation since June 1997. He also currently serves as a director of Aspen Exploration Corporation. Since his retirement in 1988, Mr. Sheldon has performed consulting work for several clients, including Newmont Exploration of Canada Limited. Mr. Sheldon served as President of Newmont Exploration of Canada Limited and Vice President of Newmont Mines Limited from 1975 until 1988 when he retired. Mr. Sheldon was responsible for mineral exploration, appraisals and development of mining properties throughout Canada for Newmont Mining Corporation, a natural resource company with worldwide operations. Mr. Sheldon obtained a bachelors degree in Geological Engineering from the University of British Columbia in 1948. He is a member of the Association of Professional Engineers of British Columbia, the American Institute of Mining and Metallurgy, the Canadian Institute of Mining and Metallurgy, the Society of Mining Engineers, the British Columbia and Yukon Chamber of Mines (past president) and the Engineers Club, Vancouver, British Columbia (past president).

         Edward H. Dickinson, 55, was appointed Chief Financial Officer of the Corporation in March 2000 and was appointed Secretary in June 2001. He also currently serves as Secretary, Treasurer and a director of MRS and Secretary and Treasurer of Altair Nanomaterials, Inc. Mr. Dickinson had previously served as Director of Finance of the Corporation since August 1996. From 1994 to 1996, Mr. Dickinson was employed by the Southern California Edison Company as a negotiator of non-utility power generation contracts. Mr. Dickinson was Vice President and Director of Geolectric Power Company during 1993 and 1994; and from 1987 through 1992 was the Director of Finance and Administration for OESI Power Corporation. Prior to 1987, Mr. Dickinson held various accounting and program management positions in the United States Department of Energy. Mr. Dickinson, who is a certified public accountant, obtained a Masters degree in Accounting from California State University, Northridge in 1978.

Executive Officers
------------------

         The executive officers of the Corporation are William P. Long, Rudi E. Moerck, C. Patrick Costin, and Edward H. Dickinson. Certain information regarding Messrs. Long and. Dickinson is set forth above under "Election of Directors - Directors." Certain information regarding Messrs. Moerck and Costin follows.

         Rudi E. Moerck, 55, was appointed as Vice President of Business Development of the Corporation in January 2002 and was promoted to President of the Corporation in April 2002. Prior to joining the Corporation, in April 1997, Dr. Moerck founded www.Smrtdoc.com, a consulting services provider to the pharmaceutical, virtual pharmaceutical and fine chemical industries. Key assignments at www.Smrtdoc.com have included commercial development projects and mergers and acquisitions. Dr. Moerck also held key senior management positions, including Senior Vice President and General Manager as well as Senior Vice President of Sales and Marketing with Catalytica Pharmaceuticals between June 1998 and January 2002. In 2000, DSM of the Netherlands purchased Catalytica for $800 million. Prior to joining Catalytica Pharmaceuticals, Dr. Moerck held the position of President of Salsbury Chemicals, a subsidiary of Cambrex Corporation, from 1996-1997 and held the position of President of the Pharmaceuticals and Fine Chemicals Group of Cambrex from 1997-1998. Degussa Corporation and Degussa AG employed Dr. Moerck for 13 years during which he held various positions of increasing responsibility, which included the successful green field launch of Degussa's hydrogen peroxide business in North America. Dr. Moerck obtained a bachelors degree in Biology/Chemistry from Florida South College in 1969 and a Ph.D. in Organic Chemistry from University of Florida in 1975, and completed Postdoctoral Fellowships at Ohio State University between 1975 and 1979.

         C. Patrick Costin, 59, was appointed a Vice President of the Corporation in June 1996 and currently serves as the President and a director of Fine Gold and MRS and Vice President of Altair Nanomaterials, Inc. Mr. Costin also served as the President of the wholly-owned subsidiary of the Corporation formerly known as Mineral Recovery Systems, Inc. from March 1995 until its merger with and into Fine Gold in June 1996. Mr. Costin is the chief executive officer of Costin and Associates, a minerals consulting organization founded by Mr. Costin in 1992 which specializes in identification and evaluation of North American mine and mineral deposit acquisition opportunities. From 1982 to 1992, Mr. Costin served as the manager of U.S. exploration for Rio Algom Ltd. Mr. Costin's additional experience in the mining and minerals industry includes Senior Mineral Economist for the Stanford Research Institute from 1977 to 1982, Senior Geologist for Chevron Resources from 1975 to 1976, Senior Geologist for Newmont Mining Corporation of Canada from 1967 to 1975, and Geologist for United Keno Hill Mines Ltd. from 1965 to 1967. Mr. Costin obtained a bachelors degree in Geological Engineering and a masters degree in Minerals Economics from the Colorado School of Mines in 1965 and 1975, respectively.

Key Employees
-------------

         In addition to its directors and executive officers, the Corporation believes that the performance of Kenneth Lyon, President of Altair Nanomaterials, Inc. is important to the success of the Corporation. Certain information regarding Mr. Lyon is set forth below:

         Kenneth E. Lyon, 61, was appointed President of Altair Nanomaterials, Inc., a wholly-owned subsidiary of the Corporation, in August 2000. Prior to joining Altair Nanomaterials as an officer, Mr. Lyon provided consulting services to Altair Nanomaterials from November 1999 to August 2000. Prior to commencing work with Altair Nanomaterials, Mr. Lyon founded and was president of Idaho Chemical Industries, a chemical distribution and plastics fabrication company, from December 1986 to December 1999. From June 1996 to August 2000, Mr. Lyon also consulted with Project Resources Group for Nippon Sheet Glass and Sumitomo Corporation. Prior to founding Idaho Chemical Industries, Mr. Lyon worked at Morrison-Knudsen Company for nine years where he worked to develop a new business in Chemical and Energy Engineering and held a variety of positions including Director of Synthetic fuels development, Process Facilities Manager-Chevron Shale oil project, Director of Marketing of MK Industrial/MK Furgason, and General Manager of Marketing Latin America. Mr. Lyon was Chairman of the Advisory Counsel of the Technical and Industrial Extension Service of Boise State University from June 1994 to December 1998 and Public Works Commissioner for the City of Boise from June 1989 to November 1999. Mr. Lyon received a bachelors of science degree in chemical engineering from the University of Idaho in 1962.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

         Set forth below is information with respect to beneficial ownership of Common Shares as of April 15, 2002 by persons known to the Corporation to own more than 5% of the outstanding Common Shares, each of the Corporation's current executive officers and directors, and by all current officers and directors of the Corporation as a group. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the Common Shares identified as beneficially owned. The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.


--------------------------------------------------------------------------------------------------------------------

Title of Class            Name and Address of                        Amount and Nature of           Percentage
                          Beneficial Owner                          Beneficial Ownership(1)         of Class(2)
------------------------- -------------------------------------- ------------------------------ --------------------

Common                    William P. Long (Chief Executive               2,408,029(3)                  10.2%
                          Officer & Director)
                          57 Sunset Rim
                          Cody, Wyoming  82414
--------------------------------------------------------------------------------------------------------------------

Common                    Dr. Rudi E. Moerck (President)                                                 *
                          25107 Callaway                                    27,500(4)
                          San Antonio, TX 78258
--------------------------------------------------------------------------------------------------------------------

Common                    C. Patrick Costin (Vice president)             1,083,333(5)                   4.5%
                          1850 Aquila Avenue
                          Reno, Nevada 89509
--------------------------------------------------------------------------------------------------------------------

Common                    Edward H. Dickinson (Chief Financial             379,700(6)                   1.6%
                          Officer and Nominee)
                          2595 Sagittarius Drive
                          Reno, Nevada 89509
--------------------------------------------------------------------------------------------------------------------

Common                    James L. Golla (Director)                         55,000(7)                    *
                          829 Terlin Boulevard
                          Mississauga, Ontario L5H 1T1
--------------------------------------------------------------------------------------------------------------------

Common                    George Hartman (Director)                         45,000(8)                    *
                          77 Durham Street West
                          Lindsay, Ontario K9V 2P8
--------------------------------------------------------------------------------------------------------------------

Common                    Robert Sheldon (Director)                         45,000(9)                    *
                          8789 Redrooffs Road
                          Half Moon Bay, British Columbia
                          V0N 1Y0
--------------------------------------------------------------------------------------------------------------------

Common                    Louis Schnur (Significant                      3,189,500(10)                 12.4%
                          Shareholder)
                          6941 South Western Ave.
                          Chicago, IL  60613
--------------------------------------------------------------------------------------------------------------------

Common                    All Directors and Officers as a                4,068,562(11)                 16.6%
                          Group
                          (7 persons)
--------------------------------------------------------------------------------------------------------------------

* Represents less than 1% of the outstanding Common Shares.

(1) Includes all Common Shares issuable pursuant to the exercise or conversion of options and warrants that are exercisable within 60 days of April 15, 2002.
(2) Based on 22,977,122 Common Shares outstanding as of April 15, 2002. Common Shares underlying options or other convertible securities are deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such securities, but not for purposes of calculating any other person's percentage ownership.
(3) Includes 287,500 Common Shares held by the MBRT Trust, an irrevocable trust for the benefit of the minor children of Dr. Long, and 125,000 Common Shares subject to warrants held by the MBRT Trust. Dr. Long disclaims any beneficial interest in such 412, 500 Common Shares. Also includes 350,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1996 Altair International Inc. Stock Option Plan (the "1996 Plan") and 150,000 Common Shares subject to presently exercisable options granted to Dr. Long pursuant to the 1998 Altair International Inc. Stock Option Plan (the "1998 Plan").
(4) Includes 25,000 Common Shares subject to presently exercisable options granted to Mr. Moerck pursuant to the 1998 Plan.
(5) Includes 100,000 Common Shares subject to presently exercisable options granted to Mr. Costin pursuant to the 1996 Plan and 175,000 Common Shares subject to presently exercisable options granted to Mr. Costin pursuant to the 1998 Plan.
(6) Includes 250,000 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1996 Plan and 129,700 Common Shares subject to presently exercisable options granted to Mr. Dickinson pursuant to the 1998 Plan.
(7) Includes 20,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1996 Plan and 35,000 Common Shares subject to presently exercisable options granted to Mr. Golla pursuant to the 1998 Plan.
(8) Includes 45,000 Common Shares subject to presently exercisable options granted to Mr. Hartman pursuant to the 1998 Plan.
(9) Includes 45,000 Common Shares subject to presently exercisable options granted to Mr. Sheldon pursuant to the 1998 Plan.
(10)     Includes 2,582,500  presently  exercisable  warrants to purchase Common
         Shares.
(11) Includes 720,000 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1996 Plan, 604,700 Common Shares subject to presently exercisable options granted to officers and directors pursuant to the 1998 Plan, and 125,000 Common Shares subject to warrants held by the MBRT Trust.

Executive Compensation
----------------------

(a)      Compensation of Officers

         The following table, presented in accordance with Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 in respect of William P. Long who was, at December 31, 2001, the President of the Corporation, and C. Patrick Costin who was, at December 31, 2001, the Vice President of the Corporation. The Corporation had no other executive officer whose total salary and bonuses during the fiscal year ended December 31, 2001 exceeded U.S. $100,000. The table also sets forth all annual and long-term compensation for services rendered in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 in respect of Kenneth E. Lyon, who was, at December 31, 2001, the President of Altair Nanomaterials, Inc., a wholly owned subsidiary of the Corporation.

                           Summary Compensation Table

                                           Summary Compensation Table

------------------------------------------------------------------------------------------------------------------------------
                                             Annual Compensation (1)               Long Term Compensation

                                                                            Restricted
                                                                            Shares or    Securities
                            Fiscal                               Other      Restricted   Under
                            Year                                 Annual     Share Units  Options       LTIP        All Other
Name and Title              Ended      Salary (2)  Bonus(2)   Compensation  Options      Granted(3)    Payouts    Compensation
                            Dec. 31,    (U.S.$)    (U.S. $)     (U.S.$)        (#)          (#)        (U.S. $)     (U.S.$)
------------------------- ----------- ----------- ----------- ------------ ------------ ------------- ---------- -------------
William P. Long, Chief       2001         91,200     9,120         Nil          Nil        100,000        Nil         Nil
Executive Officer and
Director
------------------------------------------------------------------------------------------------------------------------------
                             2000         91,200     9,120         Nil          Nil            Nil        Nil         Nil
------------------------------------------------------------------------------------------------------------------------------
                             1999         91,200     9,120         Nil          Nil            Nil        Nil         Nil
------------------------------------------------------------------------------------------------------------------------------
C. Patrick Costin, Vice      2001        100,320       Nil         Nil          Nil        125,000        Nil         Nil
President
------------------------------------------------------------------------------------------------------------------------------
                             2000        100,320       Nil         Nil          Nil            Nil        Nil         Nil
------------------------------------------------------------------------------------------------------------------------------
                             1999         95,160       Nil         Nil          Nil            Nil        Nil         Nil
------------------------------------------------------------------------------------------------------------------------------
Kenneth E. Lyon              2001        103,846       Nil         Nil          Nil         30,000        Nil         Nil
President of Altair
Nanomaterials Inc.
------------------------------------------------------------------------------------------------------------------------------
                             2000         49,500       Nil         Nil          Nil         20,000        Nil         Nil
------------------------------------------------------------------------------------------------------------------------------
                             1999            Nil       Nil         Nil          Nil        100,000        Nil         Nil
------------------------------------------------------------------------------------------------------------------------------

(1)      All compensation paid is stated in United States dollars.
(2) Bonus and salary amounts reflect amounts accrued and payable to Dr. Long for each fiscal year in accordance with the terms of his employment agreement with the Corporation. See "Executive Compensation
         - Employment Contracts." Amounts actually paid to Dr. Long in fiscal years 2001, 2000 and 1999 were U.S. $91,200, U.S. $100,320, and U.S.
         $100,320, respectively

(b)      Option Grants in 2001

         The following table provides details with respect to stock options granted to Dr. Long, Mr. Costin and Mr. Lyon during the year ended December 31, 2001:


----------------------------------------------------------------------------------------------------------------------
                                                                    Market Value
                                            % of Total                  of                     Potential Realizable
                                              Options               Securities                Value at Assumed Rates
                                             Granted to             Underlying                    of Share Price
                     Securities               Employees  Exercise   Options on                 Appreciation for
                       Under                     in      Price per  the Date of                  Option Term
                      options                Financial    Share        Grant      Expiration         (US$)
       Name           Granted   Grant Date      Year      (US$)        (US$)        Date         5%          10%
----------------------------------------------------------------------------------------------------------------------
William P. Long,
CEO and Director      100,000     01/01/01      8.8%       2.00       1.50       01/01/06      (8,558)      41,577
----------------------------------------------------------------------------------------------------------------------

C. Patrick Costin,
Vice President        125,000     11/08/01     11.0%       2.50       1.40       11/08/06     (89,151)     (30,661)
----------------------------------------------------------------------------------------------------------------------
                       30,000      7/17/01      2.6%       2.25       2.25        7/17/06      18,649       41,209
Kenneth E. Lyon
President of
Altair
Nanomaterials Inc.
----------------------------------------------------------------------------------------------------------------------

         On March 6, 2001, the board approved an extension of the expiry date from May 27, 2001 to November 27, 2002 for 250,000 options held by Mr. Long. On the same date, the board also approved an extension of the expiry date from March 7, 2001 to September 7, 2001 for 125,000 options held by Mr. Costin.

(c)      Aggregated Option Exercises and Year-end Option Values

         The following table provides information regarding options held by Dr. Long, Mr. Costin and Mr. Lyon as at December 31, 2001 and options exercised by them during the year ended December 31, 2001:


-------------------------------------------------------------------------------------------------------------------------
                                                                                             Value of Unexercised
                                                         Unexercised Options at             In-the-money Options at
                        Securities                         December 31, 2001                    December 31, 2001
                       Acquired on       Aggregate    ----------------------------   -------------------------------------
                         Exercise          Value      Exercisable   Unexercisable
   Name                    (#)           Realized       (#)              (#)            Exercisable       Unexercisable
---------------------- ------------- -------------- -------------- ----------------- -------------------- ----------------

William P. Long,            Nil            Nil         250,000           Nil                 Nil                N/A
CEO and Director                                       100,000           Nil                 Nil                N/A
                                                        50,000           Nil                 Nil                N/A
                                                       100,000           Nil                 Nil                N/A
-------------------------------------------------------------------------------------------------------------------------

C. Patrick Costin,          Nil            Nil         125,000           Nil                 Nil                N/A
Vice President                                         100,000           Nil                 Nil                N/A
                                                        50,000           Nil                 Nil                N/A
-------------------------------------------------------------------------------------------------------------------------
Kenneth E. Lyon
President of Altair         Nil            Nil          65,000        35,000                 Nil                Nil
Nanomaterials Inc.                                      70,000        50,000                 Nil                Nil
                                                        30,000           Nil                 Nil                N/A
-------------------------------------------------------------------------------------------------------------------------

(d)      Compensation of Directors

         Directors who are not officers of the Corporation are paid U.S. $1,000 per meeting for their services as directors. During the year ended December 31, 2001, U.S. $3,000 was paid to directors of the Corporation for attending meetings. Directors who are not officers are entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm's length parties. No such amounts were paid to directors during the year ended December 31, 2001 other than amounts paid to Dr. Long set forth herein.

         Directors of the Corporation and its subsidiaries are also entitled to participate in the 1996 Plan and the 1998 Plan. As at April 15, 2002, the Corporation had outstanding options to purchase 985,000 Common Shares under the 1996 Plan, 370,000 of which have been granted to directors, and options to purchase 2,831,700 Common Shares under the 1998 Plan, 275,000 of which have been granted to directors.

(e)      Employment Contracts

         William P. Long, Chief Executive Officer of the Corporation, has entered into an employment agreement with the Corporation dated January 1, 1998. The term of the agreement commenced on January 1, 1998 and, unless earlier terminated, expires on December 31, 2007. Pursuant to the agreement, Dr. Long is paid a salary of U.S. $7,600 per month and an annual bonus, determined by the board of directors of the Corporation, of not less than 10% of Dr. Long's annual compensation. In the event the voting control of over 35% of the issued and outstanding Common Shares is acquired by an individual or group (a "Change of Control") and Dr. Long's employment agreement is terminated by the Corporation or Dr. Long within 180 days before the Change of Control or at any time thereafter, Dr. Long is entitled to be issued 200,000 Common Shares. Absent a Change of Control, if Dr. Long's employment agreement is terminated for any reason except by Dr. Long, by mutual consent, by the Corporation for cause, or at the end of the term, Dr. Long is entitled to be issued 200,000 Common Shares.

(f)      Compensation Committee Interlocks and Insider Participation

         The Corporation's executive compensation program is administered by the board of directors of the Corporation as the Corporation does not have an independent compensation committee. The board of directors of the Corporation currently consists of William Long, Robert Sheldon, James Golla and George Hartman. In addition to evaluating and approving employment contracts for key employees throughout the year, the board of directors formally considered compensation issues five times during the 2001 fiscal year in connection with the authorization of grants of options to purchase Common Shares. Dr. Long is the Chief Executive Officer of the Corporation. None of the other directors is an officer or employee of the Corporation. Although certain members of the board are executive officers, none participates in the determination of his own salary or bonus.

(g)      Compensation Committee Report

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the United States Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, that incorporates by reference, in whole or in part, subsequent filings including, without limitation, this Information Circular and Proxy Statement, the Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any such filings.

         As required by the proxy rules promulgated by the Securities and Exchange Commission (the "SEC") and applicable Canadian securities laws, this Compensation Committee Report describes the overall compensation goals and policies applicable to the executive officers of the Corporation, including the basis for determining the compensation of executive officers for the 2001 fiscal year.

         Compensation Objectives and Policies

         In determining the amount and composition of compensation for the Corporation's executive officers, the board of directors is guided by several factors. Because the Corporation has a small number of employees, compensation practices are flexible in response to the needs and talents of the individual officer, entrepreneurial, and geared toward rewarding contributions that enhance shareholder value. Because the Corporation has no substantial revenues from operations and needs capital for research and development, the Corporation keeps salaries and bonuses at levels that the Corporation believes are lower than many of the Corporation's competitors and compensates employees (including executive officers) primarily in the form of stock options. The extensive use of stock options is also designed to align the interest of the executive officers and other employees with the long-term interests of the Corporation and to attract and retain talented employees who can enhance the Corporation's value.

         Compensation Components

         Annual Base Salary. The Corporation's compensation of its executive officers consists of three components: base salary, bonuses, and long-term incentive awards in the form of stock options. The board establishes base salaries based primarily on its subjective judgment, taking into consideration both qualitative and quantitative factors. Among the factors considered by the board are: (i) the qualifications and performance of each executive officer;
(ii) the performance of the Corporation as measured by such factors as progress in product development and increased shareholder value; (iii) salaries provided by other companies inside and outside the industry that are of a comparable size and at a similar development stage, to the extent known; and (iv) the capital position and needs of the Corporation. The board does not assign any specific weights to these factors in determining salaries. It does, however, try to keep base salaries as low as possible, consistent with the needs and status of the executive officers, in order to preserve capital for future growth and development.

         Incentive Bonuses. The Corporation also compensates its executive officers in the form of bonuses. Pursuant to the terms of an employment agreement executed by the Corporation and the Corporation's Chief Executive Officer, William P. Long, Dr. Long is entitled to receive a bonus, the amount of which is determined by the board of directors but in no event is less than ten percent of his annual base salary. In addition, the Corporation may pay bonuses to other executive officers or key employees in the future as a reward for significant and specific achievements that have a significant impact on shareholder value. Because the Corporation does not have a history of earnings per share, net income, or other conventional data to use as a benchmark for determining the amount or existence of bonus awards, the board generally makes such determinations based on its subjective evaluation of each individual's contribution to the Corporation. In some cases, however, bonuses payable to individuals may be tied to specific criteria identified at the time of engagement. In the 2001 fiscal year, no executive officer received a bonus except that received by Dr. Long, as described in greater detail below. The board's action was based on its conclusion that, despite the superior personal performance of the executive officers, no cash incentive bonuses other than the mandatory bonus paid to Dr. Long should be awarded in the 2001 fiscal year due to the lack of substantial revenue during the 2001 fiscal year.

         Stock Options. The Corporation relies extensively on stock options to compensate executive officers and other key employees. The 1996 Plan and the 1998 Plan are designed to give each option holder an interest in preserving and maximizing shareholder value in the longer term, to reward option holders for past performance and to give option holders the incentive to remain with the Corporation long term. Individual grants are determined on the basis of the board's assessment of an individual's current and expected future performance, level of responsibilities, and the importance of his or her position with, and contribution to, the Corporation. In the 2001 fiscal year, the board awarded options to purchase 100,000 Common Shares to Dr. Long, 125,000 Common Shares to Mr. Costin, 45,000 Common Shares to Mr. Dickinson and 30,000 Common Shares to Mr. Lyon in order to ensure that they have a continued interest in setting strategies and making decisions that enhance shareholder value.

         Chief Executive Compensation for 2001

         Based on the board's subjective impression of the salaries of presidents or chief executive officers of similarly situated development stage companies (both in and outside the industry), the value of the Common Shares, the Corporation's progress in finding a market niche and exploiting its assets, and the board's subjective assessment of the contribution of Dr. Long, the board of directors determined in January, 1998 to retain Dr. Long's base salary at U.S. $7,600 per month and guarantee him a bonus equal to at least 10% of his annual salary. Based on all of the aforementioned factors, but primarily the Corporation's lack of substantial revenue during the 2001 fiscal year, the board determined to pay Dr. Long a bonus of U.S. $9,120 in respect of the 2001 fiscal year, the minimum permitted under his employment contract.

         The foregoing is submitted by the board of directors:

         William P. Long
         James Golla
         Robert Sheldon
         George Hartman

 (h)     Performance Graph

         The following chart compares the total cumulative shareholder return for U.S. $100 invested in the Common Shares with the total return of all shares traded on the NASDAQ National Market and NASDAQ SmallCap Market (the "NASDAQ Index") and the total return of shares included in the Standard & Poor's Specialty Chemicals Index (the "S&P Specialty Chemicals Index").


                  [OBJECT OMITTED]


                                              12/31/97       12/31/98       12/31/99        12/31/00       12/31/01
                                              --------       --------       --------        --------       --------
Altair International Inc.                          100             46             27              10              9
Nasdaq Index                                       100            141            262             158            125
S&P Specialty Chemicals Index                      100             84             91              79             73



Audit Committee and Audit Committee Report
------------------------------------------

         Audit Committee. The Corporation is required to have an audit committee, the function of which is to recommend the Corporation's independent auditors and to review the Corporation's accounting practices, controls and all services performed by the independent auditors.

         The audit committee was comprised of James Golla, George Hartman and Robert Sheldon during the 2001 fiscal year and, if elected by the shareholders, each such director is expected to be a member of the audit committee during 2002. The audit committee met once during the fiscal year ended December 31, 2001. All members of the audit committee are independent according to Nasdaq's independent director and audit committee listing standards.

         Audit Committee Report(1). The audit committee has reviewed and discussed the audited financial statements for fiscal year 2001 with management and the independent auditors. Specifically, the audit committee discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards No. 61, or SAS 61. In addition, the audit committee discussed with the independent auditors the auditors' independence from management and the Corporation, including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

         Based on the review and discussions with management and the independent auditors described above, the audit committee recommended to the board of directors that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         Audit Committee Members

         James Golla
         George Hartman
         Robert Sheldon
         -----------------------------

         (1) This section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, regardless of date or any other general incorporation language in such filing.

Meetings of Directors and Nominating Committee
----------------------------------------------

         During the fiscal year ended December 31, 2001, the board of directors held four meetings, three of which were attended by all of the directors and one of which was attended by William Long, George Hartman and James Golla. Robert Sheldon, who was not in attendance at one of the board of director's meetings, consented in writing to the transaction of business at the meeting. In addition, the board of directors considered and acted on various matters throughout the year by executing eighteen consent resolutions by unanimous written consent. The Corporation does not maintain a standing nominating committee of the board of directors.

Compliance with Section 16(a) of the United States Exchange Act
---------------------------------------------------------------

         Section 16(a) of the Exchange Act requires the Corporation's officers and directors to file reports concerning their ownership of Common Shares with the SEC and to furnish the Corporation with copies of such reports. Based solely upon the Corporation's review of the reports required by Section 16 and amendments thereto furnished to the Corporation, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed with the SEC on a timely basis, except for the following: A Form 4 with respect to 125,000 common shares and 125,000 warrants to purchase common shares purchased by MBRT Trust on August 4, 2000 was due on September 10, 2000 but was not filed until April 30, 2001. The MBRT Trust is an irrevocable trust established by William P. Long, Chief Executive Officer of the Company, and is administered by an independent trustee for the benefit of the children of Mr. Long. Mr. Long disclaims any beneficial interest in the common shares owned by the MBRT Trust.

Certain Relationships and Related Transactions

         The Corporation has entered into a consulting agreement with SRI Consulting ("SRI") under which SRI has agreed to make available to the Corporation the services of Dr. Eugene Thiers, a specialist on titanium and titanium dioxide, to provide advice on global tehnoeconomic and market issues. The aggregate amount paid by the Corporation to SRI under the consulting agreement during the year ended December 31, 2001 was $10,000. Dr. Thiers serves as a member of the board of directors of Altair Nanomaterials, Inc., a wholly-owned subsidiary of the Corporation, for which he has received options to purchase 275,000 Common Shares.

         During the period January 1, 2001 through April 9, 2002, Louis Schnur, a principal shareholder of the Corporation, and Toyota on Western, a business controlled by Mr. Schnur, purchased 1,694,500 Common Shares and 2,582,500 warrants for total consideration of $2,811,300. The warrants have exercise prices ranging from $1.50 to $5.00 and expiration dates ranging from March 26, 2006 to December 14, 2006, but may be triggered earlier dependent upon the closing price of the Common Shares. In addition, Mr. Schnur exercised warrants to purchase 713,333 Common Shares at $1.00 per share. These warrants had been repriced to $1.00 per share from prices ranging from $4.00 to $8.00 per share.

         In July 2001, Rebecca Long, daughter of William Long, Chief Executive Officer of the Corporation, purchased 66,667 Common Shares and 66,667 warrants for total consideration of $100,000. Of the warrants, 33,334 have an exercise price of $2.50 and 33,333 have an exercise price of $3.50. All the warrants expire on July 10, 2006 or the date 60 days following the fifth day the closing price equals or exceeds $3.50.

         In July 2001, Thomas Long, son of William Long, Chief Executive Officer of the Corporation, purchased 66,667 Common Shares and 66,667 warrants for total consideration of $100,000. Of the warrants, 33,334 have an exercise price of $2.50 and 33,333 have an exercise price of $3.50. All the warrants expire on July 10, 2006 or the date 60 days following the fifth day the closing price equals or exceeds $3.50.

         In October 2001, C. Patrick Costin, Vice President of the Corporation, loaned $75,000 to the Corporation on a short-term, unsecured basis. The loan is non-interest bearing and payable on demand. Through April 15, 2002, $50,000 of this amount had been repaid.

         During 2001, William Long, Chief Executive Officer of the Corporation made loans to the Corporation totaling $63,000 on a short-term, unsecured basis. The loans are non-interest bearing and payable on demand. No repayments have been made through April 15, 2002.

Indebtedness of Officers and Directors to the Corporation
---------------------------------------------------------

         No officer or director of the Corporation was indebted to the Corporation as of December 31, 2001 or as at the date of this Information Circular.

Interest of Insiders in Material Transactions
---------------------------------------------

         Except as otherwise disclosed herein, no insider of the Corporation has any interest in material transactions involving the Corporation.

Vote Required
-------------

         In connection with the election of directors, the five nominees receiving the highest number of votes will be elected.

         PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         Ratification of the appointment by the board of directors of Deloitte & Touche LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2002, and authorization of the board of directors to set their remuneration, is to be voted upon at the Meeting. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting to answer questions or make a statement.

Audit Fees
----------

         The Corporation was billed $61,590 for professional services rendered for the audit of its financial statements for the year ended December 31, 2001, the review of the financial statements included in the Corporation's quarterly reports for such year and review of SEC registration statements during the year.

Financial Information Systems Design and Implementation and All Other Fees
--------------------------------------------------------------------------

         During  the  2001  fiscal   year,   Deloitte  &  Touche  LLP  were  not
commissioned to provide any services other than the audit and review services described in "Audit Fees" above.

Change of Independent Auditors During 2001
------------------------------------------

         McGovern,   Hurley,   Cunningham,   LLP,  Chartered  Accountants,   the
independent public accountants initially retained by the Corporation for the fiscal year ended December 31, 2000, were dismissed as of March 20, 2001. The decision to change the Corporation's independent public auditors was recommended by management and approved by the board of directors and the audit committee of the Corporation. In connection with the audit of the Corporation's financial statements for the fiscal years ended December 31, 1999 and December 31, 1998 and the subsequent interim period ended March 20, 2001, there were no disagreements with McGovern, Hurley, Cunningham on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to McGovern, Hurley, Cunningham's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of McGovern, Hurley, Cunningham on the consolidated financial statements of the Corporation and its subsidiaries as of and for the fiscal years ended December 31, 1999 and December 31, 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         Pursuant to the recommendation of management and the approval of the board of directors and audit committee of the Corporation, the Corporation appointed Deloitte & Touche LLP as the Corporation's independent public accountants for the fiscal year ended December 31, 2000. No consultations occurred between the Corporation and Deloitte & Touche during the two fiscal years and any interim period preceding the appointment of Deloitte & Touche regarding the application of accounting principles, the type of audit opinion that might be rendered or other accounting, auditing or financial reporting issues. The Corporation engaged Deloitte & Touche effective March 20, 2001.

Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------

         The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of the appointment of Deloitte & Touche LLP. Under the OBCA, once a quorum is established, shareholder approval with respect to a particular resolution is generally obtained when the votes cast in favour of the proposal exceed the votes cast against such proposal. Accordingly, abstentions and broker non-votes will not have the effect of being considered as votes cast against the ratification of the appointment of Deloitte & Touche LLP.

         The board of directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the fiscal year ending December 31, 2002 and authorization of the board of directors to set their remuneration.

             PROPOSAL NO. 3 -- APPROVAL OF PROPOSED REDOMESTICATION

         The Board has proposed the approval of a special resolution (the "Redomestication Resolution") in the form attached hereto as Exhibit A, authorizing the filing of articles of continuance, a copy of which are attached hereto as Exhibit E, having the effect of: (a) continuing the Corporation under the laws of Canada's federal corporate statute, called the Canada Business Corporations Act (the "CBCA"); (b) changing the name of the Corporation to "Altair Nanotechnolgies Inc." or such other name as is acceptable to Industry Canada and the applicable regulatory authorities; (c) authorizing the directors to appoint one or more additional directors between meetings of shareholders to hold office for a term expiring until not later than the next annual meeting of shareholders provided that the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders; (d) authorizing the Corporation to have meetings of shareholders outside of Canada in the State of Nevada; and (e) authorizing the board of directors from time to time and in such amounts and on such terms as it deems expedient, to: (I) borrow money on the credit of the Corporation; (II) issue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation; and (III) charge, mortgage, hypothecate or pledge all of any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

         If the Redomestication Resolution is approved at the Meeting, the board of directors intends to cause it to become effective on or about o. Notwithstanding that the Redomestication Resolution may be duly passed by the shareholders of the Corporation, the Redomestication Resolution will authorize the directors to revoke it before it is acted on without further approval of the shareholders of the Corporation.

Purpose and Effect of Proposed Continuance
------------------------------------------

         The effect of the proposed continuance, which would be called a "redomestication" under most corporate statutes in the United States, will be to cause the Corporation to be governed by Canada's federal corporate statute, called the Canada Business Corporations Act, rather than the corporate statute of the province of Ontario, being the Business Corporations Act Ontario. The Corporation intends to affect the Continuance because its business is increasingly being conducted on an international basis and operating as a federal company will be more consistent with the Corporation's international focus. Moreover, a minimum of 25% of the directors of a company incorporated under the CBCA must be resident Canadians whereas 50% of the directors of a company incorporated under the OBCA must be resident Canadians. Thus, the CBCA's residency requirements will increase the number of qualified nominees for the board from which the Corporation may draw.

Rights of Shareholders under the CBCA
-------------------------------------

         The management of the Corporation has reviewed the proposed continuance with counsel and believes that, except as described in this Information Circular, the CBCA provides to shareholders substantively the same rights as are available to shareholders under the OBCA, including the right of dissent and appraisal and the right to bring derivative actions and oppression actions. The CBCA is consistent with the corporate legislation in most other Canadian jurisdictions, and management of the Corporation does not consider there to be any material difference in the respective rights of shareholders thereunder with respect to the transactions described herein other than permitting the Corporation to have meetings of shareholders outside of Canada. See "Purpose of Providing for Meetings Outside of Canada." Herein.

Purpose of Proposed Name Change
-------------------------------

         The Corporation intends to affect the Name Change to reflect the Corporation's strategy of focusing its business on the supply of nano materials world-wide and to reflect the Corporation's position in the nanotechnology sector.

Purpose and Effect of Proposed Authorization of the Directors Respecting Appointments to the Board
--------------------------------------------------------------------------------

         As described in "Proposal No.1 - Election of Directors", the directors of the Corporation are currently authorized to determine the size of the board within the range set forth in the Articles, pursuant to a special resolution of the shareholders passed June 27, 1988 empowering the directors to do so. Such special resolution will not continue to apply following the continuance of the Corporation to the CBCA. In order for the board to continue to have the right to determined the size of the board, within the specified range, following the Corporation's continuation under the CBCA, such a provision must appear directly in the Articles. Accordingly, in connection with the Redomestication Resolution, shareholders are being asked to authorize an amendment to the Corporation's Articles to include the aforementioned provision in order that the directors may continue, in the same manner as presently permitted under the OBCA, to determine the size of the board of directors, within the range set forth in the Articles, following the continuance under the CBCA.

Purpose of Providing for Meetings Outside of Canada
---------------------------------------------------

         Under the CBCA, a corporation may hold meetings of shareholders outside of Canada if the place of the meetings is specified in its articles. The Corporation proposes to provide in its new articles that meetings of shareholders may take place in the State of Nevada. As a majority of the Corporation's employees and officers are located in Nevada and a large number of shareholders of the Corporation are resident outside of Canada, it is expected that holding meetings in the State of Nevada will be more efficient from both a cost and timing perspective.

Purpose of Authorizing Directors to Conduct Certain Financial Matters
---------------------------------------------------------------------

         Under the OBCA, the board of directors is automatically authorized to, among other things, borrow money on the credit of the Corporation, issue or pledge debt obligations or charge or mortgage property of the Corporation under the Corporation's by-laws. If the Corporation continues under the CBCA, authority to take such actions must be expressly set forth in a company's articles if such authority is to be effective in all Canadian jurisdictions. Accordingly, in order to preserve the board's authority to (I) borrow money on the credit of the Corporation; (II) issue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation; and (III) charge, mortgage, hypothecate or pledge all of any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation, the Redomestication Resolution adds authorising provisions to the Corporation's new articles.

Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------

         The Redomestication Resolution must be approved by the affirmative vote of not less than two-thirds of the votes cast in respect of the proposal by the holders of Common Shares. Abstentions and broker non-votes will not have the effect of being considered as votes cast against approval of the Redomestication Resolution.

The board of directors recommends a vote FOR the proposed Redomestication Resolution.

Rights of Dissenting Shareholders
---------------------------------

         Pursuant to the provisions of Section 185 of the OBCA, any registered holder of Common Shares has the right to dissent from the Redomestication Resolution and, if such shareholder dissents in the manner as provided in the OBCA, such shareholder is entitled to be paid the fair value of his or her shares determined as of the close of business on the day before such resolution is adopted. A holder of Common Shares may only exercise the right of dissent under Section 185 of the OBCA in respect of Common Shares which are registered in that holder's name.

         Any registered shareholder who wishes to dissent must provide the Corporation with a written objection to the Redomestication Resolution at or prior to the Meeting. The execution or exercise of a proxy does not constitute a written objection. A vote in favour of the Redomestication Resolution will deprive a shareholder of further rights pursuant to Section 185 of the OBCA.

         On receipt from the Corporation of notice that the Redomestication Resolution has been adopted or passed, such dissenting shareholder must within twenty (20) days after receipt of such notice (or if such notice is not received, within twenty (20) days of learning that the Redomestication Resolution has been adopted) send to the Corporation a written notice containing his or her name and address, the number and class of shares in respect of which he dissents and a demand for payment of the fair value of such shares. Within thirty (30) days thereafter the dissenting shareholder must send the certificates representing the shares in respect of which he dissents to the Corporation or its transfer agent. For full details as to the manner in which the right of dissent is to be implemented, Section 185 of the OBCA should be consulted, a copy of which section is set out in Exhibit B hereto. It is recommended that shareholders who wish to pursue rights of dissent consult their own legal advisor with respect to the relevant statutory provisions and the procedures to be followed.

                     PROPOSAL NO. 4 - APPROVAL OF NEW BY-LAW

         At the Meeting, shareholders will be asked to consider and, if thought to be appropriate, approve a resolution adopting By-law No 1 (the "By-law Resolution"). The text of the By-law Resolution is attached as Exhibit D hereto.

Purpose and Effect of By-Law Resolution
---------------------------------------

         In connection with the continuance from the OBCA to the CBCA, the Corporation is required to adopt a new general by-law of the Corporation that addresses the provisions of the CBCA and to cancel the current general by-law of the Corporation. The effect of the By-law resolution is to cancel the current general by-law and replace it with proposed By-law No. 1. By-law No. 1 does not differ in any material respect from the current general by-law of the Corporation, except that it addresses the requirements of the CBCA (rather than the OBCA). The full text of By-law No. 1 is attached hereto as Exhibit C.

         By-law No. 1 governs all aspects of the business and affairs of the Corporation, such as the establishment of a quorum for meetings of directors and shareholders, the conduct of such meeting, signing authorities, the appointment of officers, the description of certain officers' duties, the establishment of committees of the board of directors, the authority of persons to contract on behalf of the Corporation and similar matters.

Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------

         The By-law Resolution must be approved by the affirmative vote of at least a majority of the votes cast in respect of the proposal by the holders of Common Shares. Abstentions and broker non-votes will not have the effect of being considered as votes cast against approval of the By-law Resolution.

The board of directors recommends a vote FOR the proposed By-law Resolution.

                                  OTHER MATTERS

Proposals of Shareholders
-------------------------

         In order to be included in the proxy statement and form of proxy relating to the Corporation's annual meeting of shareholders to be held in 2003, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Corporation, at the Corporation's executive offices, 1725 Sheridan Avenue, Suite 140, Cody, Wyoming 82414, no later than [anniversary of 120 days prior to mailing]. Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the Corporation's annual meeting of shareholders to be held in the 2003 calendar year, but fails to notify the Corporation of such intention prior to [anniversary of 45 days prior to mailing], then a proxy solicited by the board of directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

Undertakings
------------

         Upon written or oral request, the Corporation will provide, without charge, to each person to whom a copy of this Information Circular has been delivered, a copy of the Corporation's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the SEC (other than the exhibits except as expressly requested). Requests should be directed to Edward Dickinson, Chief Financial Officer, at 230 South Rock Boulevard, Suite 21, Reno, Nevada 89502, U.S.A., or at the following telephone number: (775) 857-1966.

Items Incorporated By Reference
-------------------------------

         The Corporation has delivered herewith a copy of the Corporation's Annual Report for the fiscal year ended December 31, 2001, including the financial statements and schedules thereto. The supplementary financial information, management's discussion and analysis of financial condition and results of operations, and audit report and financial statements from such Annual Report are incorporated in this Information Circular by reference.


                                * * * * * * * * *

         The contents and sending of this Information Circular have been approved by the directors of the Corporation.

         DATED as of the __nd day of April, 2002.

                ALTAIR INTERNATIONAL INC.
                /s/ William Long
                ------------------------------------------
                    William Long, Chief Executive Officer

                                    EXHIBIT A

                     SPECIAL RESOLUTION OF THE SHAREHOLDERS
                OF ALTAIR INTERNATIONAL INC. (the "Corporation")

                               RE: REDOMESTICATION

BE IT RESOLVED AS A SPECIAL RESOLUTION:

1. The Corporation is hereby authorized to file Articles of Continuance to:

(a) continue the Corporation under the laws of Canada pursuant to the provisions of the Canada Business Corporations Act (the "CBCA");

(b) change the name of the Corporation to Altair Nanotecholgies Inc. or such other name as is acceptable to Industry Canada and the applicable regulatory authorities;

(c) authorize the directors to appoint one or more additional directors between meetings of shareholders to hold office for a term expiring until not later than the next annual meeting of shareholders provided that the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders;

(d) authorize the Corporation to have meetings of shareholders outside of Canada in the State of Nevada; and

(e) authorize the board of directors from time to time and in such amounts and on such terms as it deems expedient, to: (I) borrow money on the credit of the Corporation; (II) issue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation; and (III) charge, mortgage, hypothecate or pledge all of any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

2. Any director or officer of the Corporation is hereby authorized and directed, acting for, in the name of and on behalf of the Corporation, to execute, under the seal of the Corporation or otherwise and to deliver Articles of Continuance substantially in the form attached to the management information circular and proxy statement as Exhibit E, in duplicate, to the Director under the CBCA.

3. Any director of officer of the Corporation is hereby authorized to make application to the Ministry of Consumer and Business Services (the "Ministry") of Ontario for the Ministry's authorization to permit such continuance.

4. Notwithstanding that this special resolution has been duly passed by the shareholders of the Corporation, the directors are hereby authorized and directed to revoke this special resolution before it is acted on without further approval of the shareholders of the Corporation.

5. Any director or officer of the Corporation is hereby authorized and directed, acting for, in the name of and on behalf of the Corporation, to execute or cause to be executed, under the seal of the Corporation or otherwise and to deliver or to cause to be delivered, all such other deeds, documents, instruments and assurances and to do or cause to be done all such other acts and things, as in the opinion of such director or officer of the Corporation may be necessary or desirable to carry out the terms of the foregoing special resolution.

                                    EXHIBIT B

             SECTION 185 OF THE BUSINESS CORPORATIONS ACT (ONTARIO)

Section 185:
(1) Rights of dissenting shareholders Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,

(a) amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

(b) amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

(c)      amalgamate with another corporation under sections 175 and 176;

(d)      be continued under the laws of another  jurisdiction under section 181;
         or

(e) sell, lease or exchange all or substantially all its property under subsection 184(3),

a holder of shares of any class or series entitled to vote on the resolution may dissent. R.S.O. 1990, c. B.16, s. 185(1).
(2)      Idem
If a corporation resolves to amend its articles in a manner referred to in subsection 170(1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

(a) clause 170(1)(a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or

(b)      subsection 170(5) or (6). R.S.O. 1990, c.13.16, s. 185(2).

(3)      Exception
A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

(a) amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

(b) deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986. R.S.O. 1990, c. B.16, s. 185(3).

(4)      Shareholder's right to be paid fair value
In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted. R.S.O. 1990, c. B.16, s. 185(4).
(5)      No partial dissent
A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder. R.S.O. 1990, c. B.16, s. 185(5).
(6)      Objection
A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent. R.S.O. 1990, c. B.16, s. 185(6).
(7)      Idem
The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6). R.S.O. 1990, c. B.16, s. 185(7).
(8)      Notice of adoption of resolution
The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection. R.S.O. 1990, c. B.16, s. 185(8).
(9)      Idem
A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights. R.S.O. 1990, c. B.16, s. 185(9). (10) Demand for payment of fair value A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing, (a) the shareholder's name and address;

(b) the number and class of shares in respect of which the shareholder dissents; and

(c) a demand for payment of the fair value of such shares. R.S.O. 1990, c. B.16, s. 185(10).

(11)     Certificates to be sent in
Not later than the thirtieth day after the sending of a notice under  subsection
(10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent. R.S.O. 1990, c. B.16, s. 185(11).
(12)     Idem
A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section. R.S.O. 1990, c. B.16, s. 185(12).
(13) Endorsement on certificate A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder. R.S.O. 1990, c. B.16, s. 185(13).

(14) Rights of  dissenting  shareholder
On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

(a) the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

(b)      the  corporation  fails to make an offer in accordance  with subsection
         (15) and the dissenting shareholder withdraws notice; or

(c) the directors revoke a resolution to amend the articles under subsection 168(3), terminate an amalgamation agreement under subsection 176(5) or an application for continuance under subsection 181(5), or abandon a sale, lease or exchange under subsection 184(8), in which case the dissenting shareholder's rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10), and the dissenting shareholder is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that has been endorsed in accordance with subsection (13), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee. R.S.O. 1990, c. B.16, s. 185(14).

(15) Offer to pay
A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

(a) a written offer to pay for the dissenting shareholder's shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b) if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares. R.S.O. 1990, c. B.16,
         s. 185(15).

(16)     Idem
Every offer made under subsection (15) for shares of the same class or series shall be on the same terms. R.S.O. 1990, c. B.16, s. 185(16).
(17)     Idem
Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made. R.S.O. 1990, c. B.16, s. 185(17).
(18)     Application to court to fix fair value
Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder. R.S.O. 1990, c. B.16, s. 185(18).
(19)     Idem
If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow. R.S.O. 1990, c. B.16, s. 185(19).

(20)     Idem
A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19). R.S.O. 1990, c. B.16, s. 185(20).
(21)     Costs
If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders. R.S.O. 1990, c. B.16, s. 185(21).

(22)     Notice to shareholders
Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,
(a)      has sent to the corporation the notice referred to in subsection  (10);
         and

(b)      has not  accepted  an offer made by the  corporation  under  subsection
         (15), if such an offer was made, of the date, place and consequences of the application and of the dissenting shareholder's right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and
         (b) within three days after the dissenting shareholder satisfies such conditions. R.S.O. 1990, c. B.16, s. 185(22).

(23)     Parties joined
All dissenting  shareholders  who satisfy the conditions set out in clauses (22)
(a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application. R.S.O. 1990, c. B.16, s. 185(23).
(24)     Idem
Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders. R.S.O. 1990, c. B.16, s. 185(24).
(25)     Appraisers
The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders. R.S.O. 1990, c. B.16, s. 185(25).
(26)     Final order
The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22) (a) and (b). R.S.O. 1990, c. B.16, s. 185(26).
(27)     Interest
The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment. R.S.O. 1990, c. B.16,
s. 185(27).

(28)     Where corporation unable to pay
Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares. R.S.O. 1990, c. B.16, s. 185(28).
(29)     Idem
Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection
(28),  may,
(a) withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder's full rights are reinstated; or

(b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders. R.S.O. 1990, c. B.16, s. 185(29).

(30)     Idem
A corporation  shall not make a payment to a dissenting  shareholder  under this section if there are reasonable  grounds for believing that,
(a) the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

(b) the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities. R.S.O. 1990, c. B.16, s. 185(30).

(31)     Court order
Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission. 1994, c. 27, s.71(24).
(32)     Commission may appear
The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation. 1994, c. 27, s. 71(24).

                                    EXHIBIT C

                                  BY-LAW NO. 1

   a by-law relating generally to the transaction of the business and affairs of ALTAIR NANOTECHNOLOGIES INC. (the "Corporation")

                                 INTERPRETATION

1.       General - In this by-law:

(a) "Act" means the Canada Business Corporations Act and the regulations thereunder, as from time to time amended, and every statute or regulation (as the case may be) that may be substituted therefor and, in the case of such amendment or substitution, any reference in the by-laws of the Corporation shall be read as referring to the amended or substituted provisions therefor;

(b)      "Board" means the board of directors of the Corporation;

(c) "by-laws" means any by-law of the Corporation from time to time in force and effect;

(d)      "meetings of shareholders" includes annual and special meetings;

(e) all terms contained in the by-laws which are defined in the Act shall have the meanings given to such terms in the Act, unless the context otherwise requires;

(f) words importing the singular number only shall include the plural and vice versa; words importing the masculine gender shall include the feminine and neuter gender; words importing persons shall include bodies corporate, syndicates, partnerships, trusts and any number or aggregate of persons;

(g) the invalidity or unenforceability of any provision in this by-law shall not affect the validity or enforceability of the remaining provisions of this by-law; and

(h) the insertion of headings in this by-law are for convenience of reference only and shall not affect its construction or interpretation.

                                    DIRECTORS

2. Indemnification - To the maximum extent permitted by law, the Corporation shall indemnify a director or officer of the Corporation, a former director or officer of the Corporation, or another individual who acts or acted at the Corporation's request as a director or officer, or an individual acting in a similar capacity, of another entity, against all costs, charges and expenses, including any amount paid to settle an action or satisfy a judgement, reasonably incurred by the individual in respect of any civil, criminal, administrative, investigative or other proceeding in which the individual is involved because of that association with the Corporation or other entity.

         The provisions for indemnification contained in the by-laws shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under any agreement, vote of shareholders or directors or otherwise, both as to action in the individual's official capacity and as to action in another capacity, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs and legal representatives of such a person.

                              MEETINGS OF DIRECTORS

3.       Quorum - A quorum at any meeting of directors is:

(a) where the articles set out the number of directors, a majority of that number; or

(b) where the articles set out the minimum and maximum number of directors, a majority of the number of directors which then constitutes the Board.

4. Calling of Meetings - The Board, the Chief Executive Officer, the President or any director may at any time call a meeting of the Board to be held at the time and place determined by the Board or by the person calling the meeting, as the case may be. Notice of every meeting so called shall be given to each director not less than 2 days (exclusive of Saturdays, Sundays and days on which banks generally are closed for business in the Province of Ontario) before the day on which the meeting is to be held.

5. Chair - The Chairperson or, if none, or in the Chairperson's absence from a meeting of the Board, the Chief Executive Officer, the President or, if none, or in the Chief Executive Officer and President's absence, a director chosen by the directors present shall chair each meeting of the Board.

6. First Meeting of New Board - If a quorum of directors is present, each newly elected Board may hold its first meeting immediately following the meeting of shareholders at which such Board was elected, without notice.

7. Votes to Govern - Unless otherwise required by the articles or by law, at all meetings of the Board, every question shall be decided by a majority of the votes cast on the question. In the case of an equality of votes, the chair of the meeting shall have a casting vote.

                                    OFFICERS

         In addition to any officers that may be appointed and the respective powers and duties given to such officers, the following officers of the Corporation, if appointed, shall have the following powers and duties:
8. Chairperson - Subject to the authority of the Board, the Chairperson, if one is appointed, shall have such powers and duties as are specified by the Board and, when present, shall chair all meetings of the Board and all meetings of shareholders.

9. President - Subject to the authority of the Board and subject to the duties imposed upon the Chairperson, if one is appointed, the President, if one is appointed, shall be responsible for the general supervision of the business and affairs of the Corporation.

10. Secretary - Subject to the authority of the Board, the Secretary, if one is appointed, shall:

(a) give or cause to be given all notices required to be given to shareholders, directors, auditors and members of committees; and

(b) attend all meetings of directors, shareholders and committees and enter or cause to be entered in books kept for that purpose minutes of all proceedings at such meetings.

         The Secretary may delegate all or part of the Secretary's duties to a nominee from time to time. documents and contracts

11. Execution of Instruments - Deeds, transfers, assignments, contracts and any other documents of the Corporation shall be signed by any one of the Chief Executive Officer, the president or a vice-president or a director and by the secretary or the treasurer or an assistant secretary or an assistant treasurer or another director. Notwithstanding any provision to the contrary contained in the by-laws, the Board may at any time or times direct the manner in which and the person or persons by whom any particular deed, transfer, assignment, contract or other document, or any class of deeds, transfers, assignments, contracts or other documents, shall be signed.

                            MEETINGS OF SHAREHOLDERS

12. Notice - Notice of the time and place of a meeting of shareholders shall be sent not less than 10 days before the meeting.

13. Meetings Held By Electronic Means - If the directors or shareholders of the Corporation call a meeting of shareholders, those directors or shareholders, as the case may be, may determine that the meeting shall be held, in accordance with the Act, entirely by means of a telephonic, electronic or other communication facility that permits all participants to communicate adequately with each other during the meeting.

14. Quorum - A quorum of shareholders for the transaction of business is present at a meeting of shareholders if not less than two persons entitled to vote at the meeting are present in person.

15.      Chair  -  The  Chairperson  or,  if  none  is  appointed,   or  in  the
         Chairperson's absence from a meeting of shareholders, the Chief Executive Officer or President shall chair all meetings of shareholders. If there is no Chairperson, President or Chief Executive Officer, or if none of them is present within 15 minutes after the time appointed for holding the meeting, the persons present at the meeting and entitled to vote thereat shall vote to appoint one of their number to be the chair of the meeting.

16. Persons Entitled To Be Present - The only persons entitled to attend a meeting of shareholders are those entitled to vote thereat, the members of the Board, the auditor of the Corporation, if any, and any others who are entitled or required under any provision of the Act or the by-laws to be present at the meeting. Any other person may be admitted only on the invitation of the chair of the meeting or with the consent of the meeting.

17. Scrutineers - At each meeting of shareholders, one or more scrutineers may be appointed to serve at the meeting by a resolution of the meeting or by the chair of the meeting with the consent of the meeting. Such scrutineers need not be shareholders of the Corporation.

18.      Voting

(a) Whenever a vote by a show of hands has been taken upon a question, every person present and entitled to vote has one vote. Unless a ballot is demanded, a declaration by the chair of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried and an entry to that effect in the minutes of the meeting is prima facie evidence of the fact, without proof of the number or proportion of the votes recorded in respect of the question. A demand for a ballot may be withdrawn at any time prior to the taking of the ballot.

(b) Upon a ballot, each shareholder who is present or represented by proxy is entitled, in respect of the shares which the shareholder is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the articles in respect of those shares.

19. Votes To Govern - Unless otherwise required by the articles or by law, at all meetings of shareholders, every question shall be decided by the majority of the votes cast on the question. In the case of an equality of votes either by show of hands or by ballot, the chair of the meeting shall have a casting vote.

20. Adjournment - The chair of the meeting may, with the consent of the meeting and subject to such conditions as the meeting may decide, adjourn the meeting of shareholders from time to time and from place to place.

                                     SHARES

21. Enforcement of Liens - In the event that any shareholder (the "Defaulting Shareholder") defaults in the payment of any interest and/or principal due in respect of any indebtedness owing by such shareholder to the Corporation (the "Debt") when the same becomes due and payable and continues in such default for a period of 30 days after notice in writing thereof has been given by the Corporation to such shareholder:

(a) the Corporation may sell all or any part of the shares then registered in the name of the Defaulting Shareholder (the "Subject Shares") at a bona fide public or private sale or auction. The terms and manner of auction or sale shall be at the sole discretion of the Corporation. The Corporation may accept any offer which it in its absolute discretion considers advisable upon such terms, whether cash or credit or partly cash and partly credit, as it in its discretion considers advisable. Notice of any public or private sale or auction shall be given to the Defaulting Shareholder at least 15 days prior to the date on which such sale is to be held. The proceeds of such sale shall be used and applied firstly to the cost and expense of such sale incurred by the Corporation, including security transfer taxes and legal fees, secondly to reimburse the Corporation for out-of-pocket expenses incurred in connection with the sale, and thirdly for the payment in full of the Debt and other sums due to the Corporation from the Defaulting Shareholder. The balance of the proceeds, if any, shall be paid to the Defaulting Shareholder. If the proceeds of the sale are insufficient to pay the Debt, the Defaulting Shareholder shall remain liable to the Corporation for any such deficiency;

(b) the Corporation may apply any dividends or other distributions paid or payable on or in respect of the Subject Shares in repayment of the Debt;

(c) where the Subject Shares are redeemable pursuant to the articles, the Corporation may redeem all or part of the Subject Shares and apply the redemption price to the Debt;

(d) the Corporation may refuse to register a transfer of all or part of the Subject Shares until the Debt is paid; and

(e) in exercising one or more of the rights granted in this by-law, the Corporation shall not prejudice or surrender any other rights of enforcement of its lien which may by law be available to it, or any other remedy available to the Corporation for collection of the Debt, and the Defaulting Shareholder shall remain liable for any deficiency remaining.

                             PAYMENTS BY CORPORATION

22. Dividends - A dividend payable in cash shall be paid by cheque to the order of each registered holder of shares of the class in respect of which such dividend has been declared as at the record date for the determination of shareholders entitled to receive such dividend and shall be delivered to each such holder or mailed by ordinary mail, postage prepaid, to such holder at its last address appearing on the central securities register of the Corporation. In the case of joint holders the cheque shall be made payable to the order of all of such joint holders and, if more than one address appears on the central securities register of the Corporation in respect of such joint holding, the cheque shall be delivered or mailed to the first address so appearing. The mailing or delivery of such cheque as aforesaid shall satisfy and discharge all liability for the dividend to the extent of the sum represented thereby, unless such cheque is not paid at par in Canadian funds on due presentation at the municipality in which the registered office of the Corporation is situate or at any other place where it is by its terms payable. In the event of non-receipt of any dividend cheque by the person to whom it is mailed or delivered as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount upon being furnished with such indemnity and evidence of non-receipt as the Board may from time to time prescribe, whether generally or in any particular case.

                                     NOTICE

23. Notice to Joint Shareholders - All notices with respect to any shares registered in more than one name may, if more than one address appears on the books of the Corporation in respect to such joint holding, be given to such joint shareholders at the first address so appearing, and notice so given shall be sufficient notice to all of the holders of such shares.

24. Omissions and Errors - The accidental omission to give any notice to any shareholder, director, officer or auditor or the non-receipt of any notice by any shareholder, director, officer or auditor or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

                             SHAREHOLDERS' AGREEMENT

25. Conflicting Provisions - Notwithstanding anything contained in the by-laws, the provisions of the by-laws shall be amended to the extent necessary to give effect to the provisions of any shareholders' agreement in force between the Corporation and its shareholders, and to the extent that there is any conflict between the provisions of the by-laws and any such shareholders' agreement, the provisions of such shareholders' agreement shall prevail.

                                    EXHIBIT D

           RESOLUTION OF THE SHAREHOLDERS OF ALTAIR INTERNATIONAL INC.
                               (THE "CORPORATION")

                                 RE: NEW BY-LAW

BE IT RESOLVED THAT:

1.       all previous by-laws of the Corporation are hereby terminated;

2. By-law No.1, a copy of which is attached as Exhibit C to the management information circular of the Corporation dated April o, 2002, be authorized and approved as the by-law of the Corporation; and

3. any officer or director of the Corporation is authorized and directed to executed and deliver, under corporate seal or otherwise, all such documents and instruments and to do all such acts as in the opinion of such or director may be necessary or desirable to give effect to this resolution.

                                    EXHIBIT E

                             ARTICLES OF CONTINUANCE



                                 [GRAPHIC OMITTTED]

                                      PROXY

                            Altair International Inc.
                   Annual and Special Meeting Of Shareholders

                               June 14, 2002

                  This Proxy Is Solicited By The Management Of
                            Altair International Inc.

         The undersigned shareholder of Altair International Inc. (the "Corporation") hereby nominates, constitutes and appoints William P. Long, Chief Executive Officer and director, or failing him, James Golla, director, or instead of any of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation (the "Meeting") to be held on the 14th day of June, 2002 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

         The shares represented by this proxy will be voted and, where a choice is specified, will be voted as directed. Where no choice is specified, this proxy will confer discretionary authority and will be voted in favour of the resolutions referred to on the reverse side.

         This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting or any other matter which may properly come before the Meeting about which the Corporation does not know as of the date this proxy is mailed and in such manner as such nominee in his judgement may determine.

         A shareholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided and striking out the names of management's nominees, or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

         To be valid, this proxy must be received by the transfer agent at the address indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the chairman on the day of the Meeting or adjournment thereof.

   The nominees are directed to vote the shares represented by this proxy as follows:

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Corporation and until their respective successor shall have been duly elected and shall qualify:

        [ ]   FOR all nominees listed below (except as marked to the contrary).

        [ ]   WITHHOLD AUTHORITY to vote for all nominees listed below.

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         William Long         James Golla              Edward Dickinson
         George Hartman       Robert Sheldon

2. Proposal in respect to the appointment of Deloitte & Touche LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2002 and to authorize the board of directors to fix their remuneration.

         [ ] FOR                       [ ]  AGAINST               [ ]  WITHHOLD
3. Proposal to approve the special resolution, a copy of which is attached as Exhibit A to the management information circular and proxy statement (the "Circular") accompany this Notice of Meeting, authorizing the filing of articles of continuance, a copy of which is attached as Exhibit E to the Circular, having the effect of: (a) continuing the Corporation under the laws of Canada pursuant to the provisions of the Canada Business Corporations Act (the "CBCA"); (b) changing the name of the Corporation to "Altair Nanotechnolgies Inc." or such other name as is acceptable to Industry Canada and the applicable regulatory authorities; (c) authorizing the directors to appoint one or more additional directors between meetings of shareholders to hold office for a term expiring until not later than the next annual meeting of shareholders provided that the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders; (d) authorizing the Corporation to hold meetings of shareholders outside of Canada in the State of Nevada; and (e) authorizing the board of directors from time to time and in such amounts and on such terms as it deems expedient, to: (I) borrow money on the credit of the Corporation; (II) issue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation; and (III) charge, mortgage, hypothecate or pledge all of any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt
obligations  or  any  money  borrowed,   or  other  debt  or  liability  of  the
Corporation.

         [ ]  FOR                      [ ]  AGAINST               [ ]  WITHHOLD
4. Proposal to approve a resolution, a copy of which resolution is attached as Exhibit D to the Circular, to authorize a new general by-law of the Corporation, a copy of which by-law is attached as Exhibit C to the Circular.

         [ ] FOR                       [ ]  AGAINST               [ ] WITHHOLD
5. At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting or upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation does not know as of the date this proxy is mailed.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED AT THE MEETING. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED FOR CONFIRMATION AND/OR APPROVAL OF THE MATTERS SPECIFIED IN ITEMS 1, 2, 3 AND 4, ALL OF WHICH ARE SET FORTH IN THE ACCOMPANYING CIRCULAR, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________ , 2002.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

1. This proxy must be signed by the shareholder or his attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

2. A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation. 3.

         If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Corporation.

4. Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

                            ALTAIR INTERNATIONAL INC.

              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

            NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders of Altair International Inc. (the "Corporation") will be held at the Board of Trade of Metropolitan Toronto, Downtown Club, 3 First Canadian Place, Toronto, Ontario M5X 1C1, Boardroom C, on ________, the 14th day of June, 2002, at the hour of 10:00 o'clock in the morning (Toronto time) for the following purposes:

(1) To receive the audited financial statements of the Corporation for the twelve months ended December 31, 2001, together with the report of the auditors thereon;

(2)      To elect directors;

(3) To appoint auditors and to authorize the directors to fix their remuneration;

(4) To consider and vote upon a proposed special resolution, a copy of which is attached as Exhibit A to the management information circular and proxy statement accompanying this notice (the "Circular"), authorizing the filing of articles of continuance, a copy of which is attached as Exhibit E to the Circular, having the effect of: (a) continuing the Corporation under the laws of Canada pursuant to the provisions of the Canada Business Corporations Act (the "CBCA"); (b) changing the name of the Corporation to "Altair Nanotechnologies Inc." or such other name as is acceptable to Industry Canada and the applicable regulatory authorities; (c) authorizing the directors to appoint one or more additional directors between meetings of shareholders to hold office for a term expiring until not later than the next annual meeting of shareholders provided that the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders; (d) authorizing the Corporation to have meetings of shareholders outside of Canada in the State of Nevada; and (e) authorizing the board of directors from time to time and in such amounts and on such terms as it deems expedient, to: (I) borrow money on the credit of the Corporation;
         (II) issue, sell or pledge debt obligations (including bonds, debentures, notes or other similar obligations, secured or unsecured) of the Corporation; and (III) charge, mortgage, hypothecate or pledge all of any of the currently owned or subsequently acquired real or personal, movable or immovable, property of the Corporation, including book debts, rights, powers, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

(5) To consider and vote upon a proposed resolution, a copy of which resolution is attached as Exhibit D to the Circular, authorizing a new general by-law for the Corporation, a copy of which by-law is attached as Exhibit C to the Circular; and

(6) To transact such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.

            This notice is accompanied by a form of proxy, a copy of the Circular, the annual report to shareholders of the Corporation containing the audited consolidated financial statements of the Corporation for the twelve months ended December 31, 2001, and a supplemental mailing list form.

         Section 185 of the Business Corporations Act (Ontario) provides that a holder of common shares of the Corporation who dissents from the special resolution described in paragraph 4 above is entitled to be paid the fair market value of his or her shares. See the accompanying Circular under the heading "Rights of Dissenting Shareholders."

         Shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

         DATED at Toronto, Ontario as of the ___nd day of ___, 2002.


                                    BY:  ORDER OF THE BOARD

                                    /s/  William P. Long
                                    ----------------------------
                                         William P. Long
                                         Chief Executive Officer